Exhibit 99.1

Marwynn Announces Expansion of E-Waste Reverse Supply Chain Business

IRVINE, CA – November 24, 2025 – Marwynn Holdings, Inc. (Nasdaq: MWYN) (“Marwynn” or the “Company”), a leading supply chain solutions provider for food, non-alcoholic beverages, and indoor home improvement products, today announced that the Company plans to expand its supply-chain management offering by providing non-operational “E-Waste Reverse Supply Chain” services including sourcing, logistics coordination, trading facilitation, documentation management, and commercial operations related to electronic waste and recyclable materials, without engaging in any physical processing, dismantling, recycling, or hazardous operations.

This initiative will focus on coordination, logistics management, sourcing, aggregation, vendor partnerships, and compliance support across the U.S. and Asia. It is consistent with the Company’s asset-light model, serving as a supply-chain integrator that connects upstream e-waste sources with licensed downstream processors and refiners.

Management believes that focusing on asset-light, fee-based supply-chain services in structurally growing markets such as e-waste and recyclable materials can, over time, support improved margins and a path toward sustainable profitability. The E-Waste Reverse Supply Chain business represents an important step in Marwynn's broader plan to reposition its portfolio toward higher-value, recurring-revenue activities that better leverage the Company's existing sourcing logistics and compliance capabilities, and improve its operating performance, as it works toward achieving profitability over time.

In addition to the E-Waste Reverse Supply Chain business, the Company is actively evaluating complementary opportunities that build on its core strengths in sourcing, logistics coordination, trading facilitation and documentation management that are generally not greatly affected by tariffs. Across the organization, Marwynn’s Board, management team and employees are focused on executing these strategic initiatives, expanding the Company’s network of customers and partners, and strengthening its financial and operating profile for the long term.

About Marwynn Holdings, Inc.

Marwynn Holdings, Inc. is a Nevada-based holding company specializing in supply chain management for food, non-alcoholic beverages, and home improvement products. Through its subsidiaries, FuAn Enterprise, Inc. and Grand Forest Cabinetry Inc., Marwynn connects suppliers with retailers and consumers across the United States. Learn more at https://www.marwynnholdings.com/.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. All statements in this press release other than statements that are purely historical are forward looking statements. When used in this press release, the words “estimates,” “projected,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “should,” “future,” “propose,” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements. These forward-looking statements are not guarantees for future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside the Company’s control, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. Important factors, among others, are: the ability to manage growth; ability to identify and integrate future acquisitions; ability to grow and expand E-Waste Reverse Supply Chain business; ability to obtain additional financing in the future to fund capital expenditures; fluctuations in general economic and business conditions; costs or other factors adversely affecting the Company’s profitability; litigations; potential changes in the legislative and regulatory environment; a pandemic or epidemic; the possibility that the Company may not succeed in developing its new lines of businesses due to, among other things, changes in the business environment, competition, changes in regulation, or other economic and policy factors; and the possibility that the Company’s new lines of business may be adversely affected by other economic, business, and/or competitive factors. The forward-looking statements in this press release and the Company’s future results of operations are subject to additional risks and uncertainties set forth under the heading “Risk Factors” in documents filed by the Company with the Securities and Exchange Commission (“SEC”), including the Company’s latest annual report on Form 10-K, filed with the SEC on August 8, 2025, and as revised or updated in subsequent filings, including current reports on Form 8-K. The forward-looking statements are based on information available to the Company on the date hereof. In addition, such risks and uncertainties include the Company’s inability to predict or control bankruptcy proceedings and the uncertainties surrounding the ability to generate cash proceeds through the sale or other monetization of the Company’s assets. The Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law. Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date of this press release.

Investor Relations and Media Contact:

PondelWilkinson Inc. Judy Lin or Laurie Berman 310-279-5980

info@marwynnholdings.com

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